UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 8, 2007
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-8520 (Commission File Number)	52-1145429 (IRS Employer Identification No.)
Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa 51102-6000
(712) 277-1340
(Address of Principal Executive Offices, including Zip Code)
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 OTHER EVENTS.
     (e) At the annual meeting of the stockholders of Terra Industries Inc. (“Terra”) on May 8, 2007, the stockholders approved the 2007 Omnibus Incentive Compensation Plan (the “Plan”). Terra’s board of directors had previously adopted the Plan, subject to stockholder approval. For a description of the Plan, see Terra’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2007. A copy of the Plan is attached as Appendix A to the Proxy Statement.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.
/s/ John W. Huey
John W. Huey
Vice President, General Counsel and Corporate Secretary

Date: May 10, 2007